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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 27, 2000


                          Snyder Communications, Inc.
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             (Exact name of registrant as specified in its charter)
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
           Delaware                  1-12145             52-1983617
-------------------------------- ----------------   ---------------------
  (State or other jurisdiction     (Commission        (IRS Employer
        of incorporation           File Number)      Identification No.)


   6903 Rockledge Drive, Bethesda, MD                      20817
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(Address of principal executive offices)                 (Zip Code)

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     Registrant's telephone number, including area code:   (301) 468-1010
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Item 5.  Other Events

         On December 27, 2000, Snyder Communications, Inc. mailed to the holders of its Circle.com common stock a disclosure statement, dated December 22, 2000, and a copy of its Quarterly Report on Form 10-Q for the quarter ending September 30, 2000, which are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.


Item 7.  Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

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   Exhibit No.                                    Description
   -----------                                    -----------
      99.1 Disclosure statement of Snyder Communications, Inc. dated December 22, 2000.


      99.2 Quarterly Report on Form 10-Q of Snyder Communications, Inc. for the quarter ending September 30, 2000 (incorporated herein by reference (Commission File No. 333-07495)).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SNYDER COMMUNICATIONS, INC.

                              By:   /s/ Jacques Herail
                                    ------------------------------------
                                    Jacques Herail
                                    Chief Financial Officer, Senior Vice
                                      President and Treasurer

Date:  December 28, 2000